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                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT


     This Amendment to Securities Purchase Agreement (the "Amendment") is entered into as of January 20, 1998, by and between Tag-It Pacific, LLC, a Delaware limited liability company (the "Issuer"), Cruttenden Roth Bridge Fund, LLC, a California limited liability company (the "Purchaser") and Beta Research Corporation, a New York corporation (the "New Purchaser"). In consideration of the mutual promises, representations, warranties, covenants and conditions set forth below, the parties agree as follows:

     1. AMENDMENT TO ADD NEW PURCHASER AS A PARTY TO THE SECURITIES PURCHASE AGREEMENT. That certain Securities Purchase Agreement dated as of December 31, 1997, between the Issuer and the Purchaser (the "Agreement") is hereby amended to provide that (i) the parties to the Agreement shall include the New Purchaser, and the New Purchaser shall be deemed a Purchaser thereunder and (ii) the New Purchaser shall be deemed to have purchased that certain Senior Subordinated Note in the principal amount of $226,875 and the warrant to purchase 33,000 of the Issuer's membership units thereunder, PROVIDED, HOWEVER, that the provisions of Articles 2, 3, 5, 6, 7 and 9, and Sections 13.1, 13.2 and 13.4 shall not apply to the New Purchaser.

     2. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

          ISSUER:                        TAG-IT PACIFIC, LLC,
                                         A Delaware limited liability company


                                         By:    ______________________________
                                         Its:   ______________________________


          PURCHASER:                     THE CRUTTENDEN ROTH BRIDGE
                                         FUND, LLC
                                         a California limited liability
                                         company


                                         By:    ______________________________
                                         Name:  Shelly Singhal
                                         Title: Manager


          ADDITIONAL PURCHASER:          BETA RESEARCH CORPORATION,
                                         a New York corporation


                                         By:    ______________________________
                                         Name:  Jerry Kossoff
                                         Title: Chief Executive Officer












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